UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2011

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 22, 2011, Independence Realty Trust, Inc. (the “Company”) filed a Current Report on Form 8-K dated December 16, 2011 (the “Initial Report”) reporting the acquisition of a multifamily property located in Tucson, Arizona (the “Centrepoint Apartments”). The Company hereby amends the Initial Report to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma information relating to the acquisition of the Centrepoint Apartments.

(a) Financial Statements of Businesses Acquired.

Report of Independent Certified Public Accountants

Statements of Revenue and Certain Expenses for the nine month periods ended September 30, 2011 (unaudited) and 2010 (unaudited) and for the year ended December 31, 2010

Notes to Statements of Revenue and Certain Expenses

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of September 30, 2011

Unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2011 and for the year ended December 31, 2010

Notes to Unaudited Pro Forma Financial Information

(c) Shell Company Transactions.

None.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

January 6, 2012	By:	/S/ JACK E. SALMON

Jack E. Salmon
President and Chief Financial Officer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

Independence Realty Trust, Inc.

We have audited the accompanying statements of revenue and certain expenses (the Historical Summary) of a property commonly referred to as Centrepoint Apartments (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses for the year ended December 31, 2010 of the Property on the basis of accounting described in Note 1 to the Historical Summary.

/s/ Grant Thornton LLP

Philadelphia, Pennsylvania

January 4, 2012

CENTREPOINT APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Month Periods Ended September 30 (Unaudited)		For the Year Ended December 31
	2011	2010	2010
REVENUE:
Rental Income	$1,944,284	$1,747,446	$2,349,255
Reimbursement income	76,885	69,799	93,354
Lease termination and late fees	25,413	24,630	30,617
Other Income	73,418	70,805	90,601

Total Revenue	2,120,000	1,912,680	2,563,827

CERTAIN EXPENSES:
Operating and maintenance	578,798	580,757	761,969
Taxes and insurance	177,799	174,323	247,922
Property management fees	64,554	57,954	76,899
Bad Debt expense	(8,110)	1,499	2,611

Total Certain Expenses	813,041	814,533	1,089,401

Revenue in excess of Certain Expenses	$1,306,959	$1,098,147	$1,474,426

The accompanying notes are an integral part of these statements.

CENTREPOINT APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2011 and 2010 and

for the Year Ended December 31, 2010

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location	Date Acquired (1)

Centrepoint Apartments	Multi family	320	Tucson, AZ	July 23, 2010

(1)	The Property was acquired by RAIT Financial Trust (RAIT) pursuant to a UCC sale as holder of the first mortgage on the Property.

On December 16, 2011 a definitive agreement was entered into for the contribution of the Property to Independence Realty Trust, Inc. (IRT) for a purchase price equal to $29.5 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist of interest on mortgages and depreciation for the property.

The Historical Summary presents the revenue and certain expenses of the Property during RAIT’s ownership period and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of Management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through January 4, 2012, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for late payments, cleaning, damages, storage, parking, and laundry facilities and is recorded when earned.

b.	Property Management Fees

The Property is managed by Jupiter Communities LLC (the Management Company) during RAIT’s ownership period. The Management Company receives fees of 3% of the monthly gross receipts, or gross revenue as defined, of the Property. The Management Company also receives asset management fees in the amount of 5% of construction costs for projects in excess of certain thresholds. For the nine month periods ended September 30, 2011 and 2010, property and construction management fees were $64,554 and $57,954, respectively (unaudited). For the year ended December 31, 2010, property and construction management fees were $76,899.

c.	Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the nine month periods ended September 30, 2011 and 2010, bad debt expenses were $(8,110) and $1,499, respectively (unaudited). For the year ended December 31, 2010, bad debt expenses were $2,611.

d.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: MORTGAGE DEBT

The Property is encumbered by a first mortgage held by RAIT. A summary of the mortgage, as of September 30, 2011 and as of December 31, 2010, is as follows:

Property	Outstanding Principal	Current Interest Rate	Maturity Date	Interest Terms
Centrepoint Apartments	$29,150,000	5.00%	March 8, 2020	Floating rate; interest only is payable monthly at a rate of 400 basis points over LIBOR, subject to a 5.00% floor.

NOTE 4: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

INDEPENDENCE REALTY TRUST, INC.

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2011

The following sets forth our unaudited pro forma consolidated balance sheet as of September 30, 2011 and our unaudited pro forma consolidated statements of income for the nine month period ended September 30, 2011 and for the year ended December 31, 2010. The unaudited pro forma consolidated balance sheet is presented as if we acquired Centrepoint Apartments (the Property) as of September 30, 2011 for balance sheet purposes and as of the beginning of the respective periods for income statement purposes.

Although pro forma financial information is not a measurement of performance, we believe that pro forma financial information is important because it gives effect to the acquisition of the Property as if it had become effective at the beginning of the period presented. The manner in which we calculate pro forma financial information may differ from similarly titled measures reported by other companies.

The unaudited pro forma consolidated financial statements included in this registration statement are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the acquisition of the Property had been completed on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma consolidated balance sheet and income statements and accompanying notes should be read in conjunction with our historical consolidated financial statements included in our registration statement on Form S-11, which was declared effective by the Securities and Exchange Commission (SEC) on June 10, 2011.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2011

(Dollars in thousands, except share and per share data)

	Historical (A)	Centrepoint Apartments		Pro Forma
ASSETS:
Investments in real estate, net of accumulated depreciation of $7,672, $883, and $8,555, respectively	$101,206	$27,447	(B)	$128,653
Cash and cash equivalents	1,210	—		1,210
Restricted cash	1,157	58	(C)	1,215
Accounts receivable and other assets	378	205	(C)	583
Deferred costs, net of accumulated amortization of $6, $0, and $6, respectively	257	184	(C)	441

Total Assets	$104,208	$27,894		$132,102

LIABILITIES AND EQUITY:
Mortgage indebtedness	$64,575	$17,600	(D)	$82,175
Accounts payable and accrued expenses Accrued expense	1,468	—		1,468
Other liabilities	482	—		482

Total Liabilities	66,525	17,600		84,125
Equity:
Stockholder’s Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value; 300,000,000 shares authorized, 20,000 shares issued and outstanding	—	—		—
Additional paid-in-capital	200	—		200
Retained earnings (deficit)	(82)	—		(82)

Total stockholder’s equity	118	—		118
Non-controlling interest	37,565	10,294	(E)	47,859

Total equity	37,683	10,294		47,977

Total liabilities and equity	$104,208	$27,894		$132,102

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2011

(Dollars in thousands)

	Historical (F)	Initial Portfolio (G)	Centrepoint Apartments (H)	Adjustments		Pro Forma
REVENUE:
Rental income	$4,788	$3,597	$1,944	$—		$10,329
Tenant reimbursement and other property income	273	465	77	—		815
Other income	335	—	99	—		434

Total revenue	5,396	4,062	2,120	—		11,578
EXPENSES:
Property operating expenses	2,825	2,194	813	—		5,832
Asset management fees	—	—	—	154	(I)	154
General & administrative expenses	348	—	—	—		348
Acquisition expenses	404	—	—	68	(C)	472
Depreciation and amortization	1,083	—	—	1,170	(J)	2,253

Total expenses	4,660	2,194	813	1,392		9,059

Operating income	736	1,868	1,307	(1,392)		2,519
Interest expense	(1,053)	—	—	(1,302)	(K)	(2,355)

Net income (loss)	(317)	1,868	1,307	(2,694)		164
Net (income) loss allocable to non-controlling interests	233	—	—	(481)	(L)	(248)

Net income (loss) allocable to common shares	$(84)	$1,868	$1,307	$(3,175)		$(84)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(Dollars in thousands)

	Historical (M)	Initial Portfolio (N)	Centrepoint Apartments (O)	Adjustments		Pro Forma
REVENUE:
Rental income	$—	$10,560	$2,349	$—		$12,909
Tenant reimbursement and other property income	—	2,098	93	—		2,191
Other income	6	—	122	—		128

Total revenue	6	12,658	2,564	—		15,228
EXPENSES:
Property operating expenses	—	7,918	1,090	—		9,008
Asset management fees	—	—	—	206	(I)	206
General & administrative expenses	1	—	—	—		1
Acquisition expenses	—	—	—	472	(C)	472
Depreciation and amortization	—	—	—	2,811	(J)	2,811

Total expenses	1	7,918	1,090	3,489		12,498

Operating income	5	4,740	1,474	(3,489)		2,730
Interest expense	—	—	—	(3,115)	(K)	(3,115)

Income (loss) before income taxes	5	4,740	1,474	(6,604)		(385)
Income tax provision	(1)	—	—	—		(1)

Net income (loss)	4	4,740	1,474	(6,604)		(386)
Net (income) loss allocable to non-controlling interests	—	—	—	390	(L)	390

Net income (loss) allocable to common shares	$4	$4,740	$1,474	$(6,214)		$4

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except per share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of September 30, 2011 associated with our acquisition of the Property.

(A)	Represents our historical consolidated financial information as previously filed on Form 10-Q as of September 30, 2011.

(B)	Represents the historical cost basis of the Property as of September 30, 2011. The acquisition of properties from RAIT Financial Trust (the sponsor) will be recorded at our sponsor’s historical cost as our sponsor owns all of our outstanding common shares and all of our operating partnership’s limited partnership units.

The following table summarizes our sponsor’s historical cost of the Property as of September 30, 2011:

Historical Cost

Land	$5,620
Building	22,480
Furniture, fixtures and equipment	230

Total investment in real estate	28,330
Accumulated depreciation	(883)

Investments in real estate, net	$27,447

(C)	Represents the net cash effect from our acquisition of the Property from our sponsor. In connection with the acquisition, we issued 38,200 additional limited partnership units to a subsidiary of our sponsor in exchange for $382 in cash. Upon closing of the acquisition, we used $58 in cash to fund required escrows, costs to complete the acquisition and related financing totaling $252, funded prepaid expenses totaling $205, and we received net proration items for rent and operating expenses totaling $133. Of the costs we incurred, $68 will be expensed as acquisition expenses and $184 will be capitalized as deferred financing costs in accordance with accounting principles generally accepted in the United States. In connection with the acquisition of Crestmont Apartments, Cumberland Glen Apartments, Copper Mill Apartments, Heritage Trace Apartments, Belle Creek Apartments, and Tresa at Arrowhead (the Initial Portfolio), initially acquired on April 29, 2011, we incurred $667 in costs to complete the acquisition and financing, which $404 was expensed as acquisition expenses and $263 was capitalized as deferred financing costs in accordance with accounting principles generally accepted in the United States.

(D)	In connection with the acquisition of the Property, a subsidiary of our operating partnership obtained a mortgage note payable of $17,600,000 from a third party lender. The mortgage has a maturity of January 2019 and an interest rate of 3.71%.

(E)	In consideration for contributing the property to us, our sponsor received cash and limited partnership interests in our operating partnership based on the difference between the agreed-upon contribution value of the Property, including any escrows received, liabilities assumed, and closing items charged to earnings at settlement. This computation is as follows:

Contribution value	$29,500
Less: Cash received	(17,600)

Value of Limited Partnership Units issued	$11,900
Per unit value	$10.00

Number of Limited Partnership Units issued	1,190,000

The issuance of limited partnership units will be treated as non-controlling interests in our consolidated financial statements equal to the value of the units issued. However, as the acquisition of the Property will be accounted for at our sponsor’s historical cost, the value of the 1,190,000 limited partnership units issued to our sponsor will be less than the value determined in the preceding table because the carrying amount of the Property by our sponsor is less than the contribution value indicated above.

The adjustment to our non-controlling interest as a result of the acquisition of the Property can be calculated as follows:

Limited partner units issued for the Property		$11,900
Limited partner units issued for cash		382
Difference between contribution value and carry-over basis:
Carrying value of the Property by our sponsor	$27,447
Contribution value	29,500

Difference		(2,053)
Closing items that are charged to earnings at closing (see (c) above):
Acquisition expenses	$(68)
Revenue and expense pro-rations at closing	133

Net closing items		65

Pro forma Adjustment to non-controlling interest from the contribution of the Property		$10,294

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statements of income for the nine month period ended September 30, 2011 and for the year ended December 31, 2010 associated with our acquisition of the Property.

(F)	Represents our historical consolidated financial information as previously filed on Form 10-Q for the nine month period ended September 30, 2011.

(G)	Reflects the operations and pro forma adjustments of the Initial Portfolio, for the period from January 1, 2011 through the acquisition date of April 29, 2011. The Initial Portfolio results of operations for the three month period ended March 31, 2011 and pro forma adjustments are based upon our registration statement on Form S-11, which was declared effective by the SEC on June 10, 2011. The calculation is as follows:

	Initial Portfolio for the three month period ended March 31, 2011	Initial Portfolio for the period April 1, 2011 through April 28, 2011	Initial Portfolio from January 1, 2011 to April 28, 2011
REVENUE:
Rental income	$2,743	$854	$3,597
Tenant reimbursement and other property income	355	110	465

Total revenue	3,098	964	4,062
EXPENSES:
Property operating expenses	1,673	521	2,194

Total expenses	1,673	521	2,194

Operating income	1,425	443	1,868
Interest expense	—	—	—

Net income (loss)	1,425	443	1,868
Net (income) loss allocable to non-controlling interests	—	—	—

Net income (loss) allocable to common shares	$1,425	$443	$1,868

(H)	Reflects the operations of the Property for the nine month period ended September 30, 2011 as presented in Item 9(a) of this Current Report on Form 8-K/A.

(I)	Reflects asset management fees payable to our advisor as a result of the acquisition of the Property. Generally, asset management fees are payable to our advisor based at a rate of 0.75% of our average assets. As part of the acquisition of the Initial Portfolio on April 29, 2011, our Advisor agreed to waive any asset management fees on the Initial Portfolio for the first two years of our ownership. As part of the acquisition of the Property, our advisor did not waive the related asset management fees and as such, asset management fees of approximately $206 is due annually based on assets of the Property of $27,445.

(J)	Reflects the estimated depreciation expense on the Property and the Initial Portfolio based on a 40 year useful life for buildings and a 5 year useful life for furniture, fixtures and equipment.

(K)	Reflects interest expense on the mortgage notes payable assumed in the acquisitions of the Initial Portfolio and the mortgage note payable obtained in the acquisition of the Property as follows for the nine months ended September 30, 2011:

			Pro Forma Adjustments
	Mortgage Notes Payable	Interest Rate	For the Nine- Month Period Ended September 30, 2011	For the Year Ended December 31, 2010
Initial Portfolio (1):
Crestmont Apartments	$6,750	5.70%	$127	$385
Cumberland Glen Apartments	6,900	5.70%	130	393
Copper Mill Apartments	7,350	5.70%	139	419
Heritage Trace Apartments	5,500	5.70%	104	314
Belle Creek Apartments	10,575	2.50%	87	264
Tresa at Arrowhead	27,500	2.50%	227	687
Centrepoint Apartments (the Property)	17,600	3.71%	488	653

Total/Weighted Average	$82,175	3.79%	$1,302	$3,115

(1)	The Initial Portfolio was acquired on April 29, 2011. As such, interest expense from April 29, 2011 through September 30, 2011 is included in our historical operating results. The pro forma interest expense adjustment, therefore, represents the period from January 1, 2011 to April 29, 2011.

(L)	Represents the allocation of our net income to non-controlling interests, or limited partnership units of our operating partnership. This adjustment is computed by summing the operations of the Property as well as all adjustments contemplated above and multiplying the result by the percentage of our operating partnership owned by others. Our sponsor owns 99.62% of our operating partnership units after the contribution of the Property.

(M)	Represents our historical consolidated financial information as previously filed on Form 10-K as of and for the year ended December 31, 2010.

(N)	Reflects the operations of the Initial Portfolio that were derived from the combining statements of revenue and certain expenses of the Initial Portfolio for the year ended December 31, 2010. The combining statements of revenue and certain expenses of the Initial Portfolio were included on pages F-28 to F-36 within our registration statement on Form S-11, which was declared effective by the SEC on June 10, 2011 and is as follows:

Initial Portfolio
REVENUE:
Rental income	$10,560
Tenant reimbursement and other property income	2,098

Total revenue	12,658
EXPENSES:
Property operating expenses	7,918

Total expenses	7,918

Operating income	4,740
Interest expense	—

Net income (loss)	4,740
Net (income) loss allocable to non-controlling interests	—

Net income (loss) allocable to common shares	$4,740

(O)	Reflects the operations of the Property for the year ended December 31, 2010 as presented in Item 9(a) of this Current Report on Form 8-K/A.

EXHIBIT INDEX

Exhibit	Description

4.1*	Amendment to Second Amended and Restated Agreement of Limited Partnership of Independence Realty Operating Partnership, LP, dated as of December 16, 2011.

10.1*	Contribution Agreement, dated as of December 16, 2011, by and among Independence Realty Operating Partnership, LP and Centrepoint Arizona, LLC.

10.2*	Multifamily Loan and Security Agreement, dated as of December 16, 2011, by and between IRT Centrepoint Arizona, LLC and KeyCorp Real Estate Capital Markets, Inc., relating to the property referred to as the Centrepoint Apartments.

10.3*	Guaranty of Non-Recourse Carveouts, dated as of December 16, 2011, by Independence Realty Operating Partnership, LP for the benefit of KeyCorp Real Estate Capital Markets, Inc., relating to the property referred to as the Centrepoint Apartments.

*	Previously filed as exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2011.